                                                                    EXHIBIT 10.1

                                    AGREEMENT

     THIS AGREEMENT (this "Agreement") is made as of April 14, 2000 by and between ING (U.S.) Capital LLC, successor in interest by merger to ING (U.S.) Capital Corporation, as Agent ("Agent") and Lender ("Lender"), and United States Exploration, Inc. ("Borrower") and Producers Service Incorporated ("Producers"; Borrower and Producers are herein collectively referred to as the "Related Parties" and each individually as a "Related Party").

                                    RECITALS:

     1. Borrower, Agent, and Lender are parties to that certain Credit Agreement dated as of May 15, 1998 (as amended, supplemented, or restated to the date hereof, the "Credit Agreement"), pursuant to which Lender extended credit to, and for the account of, Borrower under that certain Promissory Note executed by Borrower to the order of Lender in the original principal amount of $35,000,000 dated as of May 15, 1998 (the "Note").

     2. Producers has guaranteed the payment and performance of Borrower's obligations under the Credit Agreement and the Note pursuant to that certain Guaranty dated as of May 15, 1998 (as amended, supplemented, or restated to the date hereof, the "Guaranty").

     3. Borrower executed and delivered to Agent for the benefit of Lender (a) that certain Pledge Agreement dated as of May 15, 1998 (as amended, supplemented, or restated to the date hereof, the "Pledge Agreement") pursuant to which Borrower granted a security interest to Agent for the benefit of Lender in such properties of Borrower as described therein, to secure the payment and performance of the Note and other therein described obligations of Borrower to Agent and/or Lender and (b) that certain Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated as of May 15, 1998 (as amended, supplemented, or restated to the date hereof, the "Mortgage") pursuant to which Borrower mortgaged, conveyed, and granted a security interest to Agent for the benefit of Lender in such properties of Borrower as described therein, to secure the payment and performance of the Note and other therein described obligations of Borrower to Agent and/or Lender.

     4. Agent, Lender, and the Related Parties desire to enter into this Agreement in order describe the terms and conditions under which Agent and Lender shall assign to Borrower or a Permitted Designee (as such term is defined below) certain of Agent's and Lender's rights, titles, and interests in and to the Credit Agreement, the Note, the Guaranty, the Pledge Agreement, the Mortgage, and the other Loan Documents (as such term is defined in the Credit Agreement).

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to each party hereto hereunder, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, each Related Party hereby agrees with Agent and Lender as follows:

                                   AGREEMENTS:

     Section 1. Definitions. Reference is hereby made to the Credit Agreement for all purposes. All terms used in this Agreement which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings when used herein. All references herein to any Loan Document, or other document or instrument refer to the same as from time to time amended, supplemented or restated. As used herein, the terms "Agreement", "Agent", "Lender", "Borrower", "Producers", "Related Parties", "Related Party", "Credit Agreement", "Note", "Guaranty", "Pledge Agreement", and "Mortgage" shall have the meanings given such term in the recitals hereto. As used herein the following terms shall have the following meanings:

     "Assignment Agreement" means the Assignment of Notes and Liens attached hereto as Exhibit A.

     "Closing Date" shall mean the date on which the Final Payment is made by Borrower to Agent, which date shall be no later than the Termination Date.

     "Final Payment" means either (a) $16,500,000 or (b) in the event the Termination Date is extended pursuant to Section 2(b) hereof, $16,000,000.

     "Initial Option Payment" means the amount of $500,000.

     "Officers' Certificate" means the Certificate of the President and Secretary of each Related Party in the form of Exhibit C hereto.

     "Option Period" means the period from the date hereof until 3:00 p.m. E.D.T. on the Termination Date.

     "Permitted Designee" means any Person designated in writing by Borrower to purchase the Loans and the Transaction Documents pursuant to Section 2(a).

     "Release Agreement" means the Release Agreement attached hereto as Exhibit
B.

     "Reserved Interests" shall mean all of the rights and benefits (on an unsecured basis) equivalent to those provided in the Loan Documents with respect to any Related Party's obligation to indemnify or hold harmless any of Agent or Lender or any of their respective members, managers, directors, officers, agents, attorneys, employees, representatives and Affiliates, including, without limitation the rights and benefits (on an unsecured basis) provided in Section 10.4(b) of the Credit Agreement and other similar provisions of the other Loan Documents; provided, however, that the Reserved Interests shall not include any right to be indemnified against loss arising from the failure of the Related Parties to pay the Note or from the sale of Note hereunder.

     "Second Option Payment" means the amount of $500,000.

     "Termination Date" means May 15, 2000.

     "Transaction Documents" means the Credit Agreement, the Note, the Guaranty, the Pledge Agreement, the Mortgages, and the other Loan Documents.

     Section 2. Borrower's Option to Purchase the Loans.

     (a) Borrower or a Permitted Designee may, at such Person's option at any time during the Option Period, purchase from Agent and Lender all of Agent's and Lender's respective right, title, and interest in, to, and under the Loans and the Transaction Documents upon the terms and conditions of this Agreement; provided however, that if each of the conditions precedent described in Section 6 hereof is not satisfied in Agent's sole and absolute discretion before the end of the Option Period, this Agreement shall terminate and Agent and Lender shall be under no obligation to sell to Borrower or any Permitted Designee any of Agent's or Lender's respective right, title, and interest in and to the Loans and the Transaction Documents.

     (b) Notwithstanding the foregoing Section 2(a), if Borrower or any Permitted Designee pays to Agent the Second Option Payment in accordance with
Section 4(c) hereof on or before 3:00 p.m. E.D.T. on May 15, 2000, the Termination Date shall be extended to May 31, 2000; provided however, that if (after the payment of the Second Option Payment to Agent) each of the conditions precedent described in Section 6 hereof is not satisfied in Agent's sole and absolute discretion before the end of the Option Period, this Agreement shall terminate and Agent and Lender shall be under no obligation to sell to Borrower or any Permitted Designee any of Agent's or Lender's respective right, title, and interest in and to the Loans and the Transaction Documents.

     Section 3. Sale and Conveyance of Loans and Transaction Documents; Delivery of Note. Subject to the satisfaction of each of the conditions described in
Section 6 hereof, on the Closing Date:

     (a) Agent and Lender, by their execution and delivery to Borrower or a Permitted Designee of the Assignment Agreement, shall sell, transfer, assign, set over and convey to such Person all of Agent's and Lender's right, title, and interest in the Transaction Documents, including the Loan and the security interests represented thereby, as of the Closing Date; PROVIDED, HOWEVER, THAT AGENT AND LENDER SHALL NOT SELL, TRANSFER, ASSIGN, SET OVER AND

CONVEY TO SUCH PERSON ANY OF THE RESERVED INTERESTS, WHICH RESERVED INTERESTS WILL BE EVIDENCED BY SECTION 4 OF THE RELEASE AGREEMENT;

     (b) Lender shall deliver to Borrower or a Permitted Designee the original counterpart of the Note, endorsed to such Person as follows:

     PAY TO THE ORDER OF ______________________ WITHOUT RECOURSE OR WARRANTY, EXPRESS OR IMPLIED.

     ING (U.S.) CAPITAL LLC, successor in interest by merger to ING (U.S.) CAPITAL CORPORATION

     By:______________________________
        Name:
        Title:

     (c) Agent and Lender shall execute and deliver to the Related Parties the Release Agreement.

     Section 4. Payments.

     (a) On the date hereof, Borrower shall pay to Agent the Initial Option Payment in order to induce Agent and Lender to enter into this Agreement.

     (b) On the Closing Date, Borrower or a Permitted Designee shall pay to Agent the Final Payment in order to induce Agent and Lender to deliver the Assignment Agreement and the Note to Borrower or a Permitted Designee and the Release Agreement to the Related Parties on the Closing Date.

     (c) All payments made by Borrower or a Permitted Designee pursuant to this
Section 4 shall be made by wire transfer of immediately available funds in accordance with the following instructions:


         Pay:                       The Chase Manhattan Bank, New York
         ABA No:                    021-000-021
         Account Name:              ING Capital Loan/Agency Account
         Account No:                066297311
         Reference:                 United States Exploration
         Attention:                 Peter Y. Clinton

     Section 5. Option Payments.

     (a) Each Related Party hereby acknowledges (i) that the Initial Option Payment is irrevocable and non-refundable to the Borrower and (ii) that the Initial Option Payment is being paid by Borrower in order to induce Agent and Lender to enter into this Agreement.

     (b) Each Related Party hereby acknowledges (i) that the Second Option Payment, if paid pursuant to Section 2(b) hereof, shall be irrevocable and non-refundable to the payor thereof and (ii) that the Second Option Payment shall be paid by Borrower or a Permitted Designee in order to induce Agent and Lender to extend the Termination Date to May 31, 2000.

     Section 6. Conditions Precedent. Agent and Lender shall be under no obligation to execute and deliver the Assignment Agreement to Borrower or any Permitted Designee unless and until each of the following conditions precedent shall have been satisfied before the end of the Option Period:

     (a) Borrower shall have paid to Agent the Final Payment in accordance with
Section 4(b) hereof;

     (b) each Related Party shall have executed and delivered to Agent the Release Agreement;

     (c) Borrower shall have paid to Agent in immediately available funds (i) the amount of $31,000 in satisfaction of fees and expenses of Agent's legal counsel incurred as of the date hereof plus (ii) such additional fees and expenses of Agent's legal counsel incurred as of the Closing Date; and

     (d) Each Related Party shall have executed and delivered to Agent the Officers' Certificate.

     Section 7. Assignment. This Agreement may not be assigned by Borrower and the other Related Persons to any Person other than a Permitted Designee.

     Section 8. Loan Document. This Agreement is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     SECTION 9. TIME IS OF THE ESSENCE. TIME IS OF THE ESSENCE OF THIS
AGREEMENT.

     SECTION 10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     Section 11. Counterparts. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.


     IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

                            ING (U.S.) CAPITAL LLC, as Agent and Lender


                            By: /s/ Peter Y. Clinton
                               ------------------------------------------------
                                    Peter Y. Clinton
                                    Director

                            UNITED STATES EXPLORATION, INC.


                            By: /s/ Bruce D. Benson
                               ------------------------------------------------
                                    Bruce D. Benson
                                    President and Chief Executive Officer

                            PRODUCERS SERVICE INCORPORATED


                            By: /s/ Bruce D. Benson
                               ------------------------------------------------
                                    Bruce D. Benson
                                    President and Chief Executive Officer

                                    Exhibit A
                                                                   .
                          ASSIGNMENT OF NOTE AND LIENS

     ING (U.S.) Capital LLC, successor in interest by merger to ING (U.S.) Capital Corporation (hereinafter referred to as "Assignor"), as Agent and Lender under the Credit Agreement (as defined below), for good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, has TRANSFERRED, SOLD, ASSIGNED, GRANTED and CONVEYED and by these presents does TRANSFER, SELL, ASSIGN, GRANT and CONVEY unto _____________________, a ___________________ ("Assignee"), and its successors and assigns, the following note and instruments (the "Instruments"), the sums payable thereunder, and all of Assignor's rights, title and interest in the property therein described, SAVE AND EXCEPT THE RESERVED INTERESTS (AS DEFINED BELOW), together with all its remedies, powers, benefits, monies, payments, fees and revenues pertaining thereto, with good right to collect, enforce, release and discharge the same, as well as any and all other liens, security interests, assignments or financing statements now or hereafter existing and securing the obligations in and under the Instruments:

          1. That certain promissory note (the "Note") dated May 15, 1998, in the original principal amount of $35,000,000, executed by United States Exploration, Inc. ("Borrower") and payable to the order of Assignor together with interest thereon as therein provided.

          2. Those certain instruments described on Schedule I attached hereto.

     To have and hold each of the said Instruments described herein, together with all right, title, interest, liens, privileges, claims, demands and equities existing and to exist in connection therewith or as security therefor (OTHER THAN THE RESERVED INTERESTS) unto Assignee, its successors and assigns forever.

     Assignor expressly waives and releases any and all rights that Assignor may now have or hereafter have to establish or enforce any lien or security interest securing payment of any of the Instruments, including, without limitation, those existing under any of the Instruments as security for the payment of any other or future indebtedness of Borrower to Assignor.

     Assignor hereby represents, covenants and warrants to Assignee, its successors and assigns that: (a) Assignor is the present legal and equitable owner and holder of each of the Instruments described herein, the indebtedness evidenced thereby, and all liens and security interests granted to Assignor to secure such Instruments and indebtedness (the "Liens"); (b) Assignor has the full right and authority to transfer and convey each of the Instruments described herein, the indebtedness evidenced thereby and the Liens, and to execute this agreement and other than consents already obtained, no consents, notices, filings or approvals are required to be made to or received from any person for the sale and assignment hereunder; and (c) Assignor has not assigned, mortgaged, hypothecated, granted a security interest in, or otherwise encumbered any of said Instruments, the indebtedness evidenced thereby or the Liens to any other parties. Other than the original counterpart of the Note which is being delivered to Assignee concurrently herewith, Assignor will promptly deliver to Assignee the original counterparts of the Instruments, to the extent that such counterparts are in the possession or control of Assignor.

     OTHER THAN AS STATED HEREIN, THE ASSIGNMENT AND TRANSFER OF THE INSTRUMENTS IS MADE BY ASSIGNOR WITHOUT RECOURSE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY OF ANY KIND AS TO THE PRIORITY, VALIDITY, ENFORCEABILITY OR THE SUFFICIENCY OF THE INSTRUMENTS OR THE LIENS).

     Capitalized terms used but not defined herein shall have the meanings given them in that certain Credit Agreement dated as of May 15, 1998, by and between Assignor, as Agent and Lender, and Borrower (as amended, supplemented, or restated to the date hereof, the "Credit Agreement"). As used herein, "Reserved Interests" means all of the rights and benefits (on an unsecured basis) equivalent to those provided in the Loan Documents with respect to any Restricted Person's obligation to indemnify or hold harmless Assignor, as Agent or Lender, or any of its members, managers, directors, officers, agents, attorneys, employees, representatives and Affiliates, including, without limitation the rights and benefits (on an unsecured basis) provided in Section 10.4(b) of the Credit Agreement and other similar provisions of the other Loan Documents as set forth in that certain Release Agreement of even date herewith by and among Assignor, as Agent and Lender, Borrower, and Producers Service Incorporated; provided, however, that the Reserved Interests shall not include any right to be indemnified against loss arising from the failure of the Restricted Persons to pay the Note or from the sale of the Note to Assignee.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of May, 2000.

                                   ING (U.S.) CAPITAL LLC, as Agent and Lender


                                   By:
                                      -----------------------------------------
                                            Peter Y. Clinton
                                            Director


STATE OF NEW YORK                 )
                                  )
COUNTY OF NEW YORK                )

     This instrument was acknowledged before me on May __, 2000, by Peter Y. Clinton, Director of ING (U.S.) Capital LLC, on behalf of ING (U.S.) Capital LLC.


                                      -----------------------------------------
                                      Name:
                                      -----------------------------------------
                                            Notary Public, State of New York

My Commission Expires:

----------------------

[Seal]

                                   Schedule I

                               Recording Schedule

                                    Exhibit B

                                RELEASE AGREEMENT

     THIS RELEASE AGREEMENT (this "Release Agreement") is made as of May ___, 2000 by and between ING (U.S.) Capital LLC, successor in interest by merger to ING (U.S.) Capital Corporation, as Agent ("Agent") and Lender ("Lender"), and United States Exploration, Inc. ("Borrower") and Producers Service Incorporated ("Producers"; Borrower and Producers are herein collectively referred to as the "Related Parties" and each individually as a "Related Party").

                                    RECITALS:

     1. Borrower, Agent, and Lender are parties to that certain Credit Agreement dated as of May 15, 1998 (as amended, supplemented, or restated to the date hereof, the "Credit Agreement"), pursuant to which Lender extended credit to, and for the account of, Borrower under that certain Promissory Note executed by Borrower to the order of Lender in the original principal amount of $35,000,000 dated as of May 15, 1998 (the "Note").

     2. Each Related Party, Agent, and Lender are parties to that certain Agreement dated as of April __, 2000 (as amended, supplemented, or restated to the date hereof, the "Agreement") pursuant to which Agent and Lender agreed to sell, transfer, assign, set over and convey to Borrower or a Permitted Designee all of Agent's and Lender's right, title, and interest in the Credit Agreement, the Note, and the other Loan Documents (other than the Reserved Interests) upon the satisfaction of certain conditions precedent specified in the Agreement (all of the right, title, and interest of Agent and Lender assigned pursuant to the Agreement are herein referred to as the "Assigned Interests").

     3. The execution and delivery of this Release Agreement is a condition precedent to Agent's and Lender's obligation to sell, transfer, assign, set over and convey to Borrower or a Permitted Designee all of Agent's and Lender's right, title, and interest in the Credit Agreement, the Note, and the other Loan Documents (other than the Reserved Interests).

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to each party hereto hereunder, of the sale, transfer, and assignment of by Agent and Lender of their respective interests in the Credit Agreement, the Note, and the other Loan Documents, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, each Related Party hereby agrees with Agent and Lender as follows:

                                  AGREEMENTS:

     Section 1. Definitions. Reference is hereby made to the Credit Agreement for all purposes. All terms used in this Release Agreement which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings when used herein. All references herein to any Loan Document, or other document or instrument refer to the same as from time to time amended, supplemented or restated. As used herein, (a) "Reserved Interests" shall have the meaning given such term in Section 4 hereof, and (b) "Permitted Designee" shall have the meaning given to such term in the Agreement.

     Section 2. Release by each Related Party. Subject to Section 6 hereof, EACH RELATED PARTY - ON BEHALF OF ITSELF AND, TO THE EXTENT IT IS PERMITTED BY LAW OR IS OTHERWISE EXPRESSLY AUTHORIZED TO DO SO, ON BEHALF OF ALL OF ITS AFFILIATES (COLLECTIVELY, "RELEASING PARTIES") -- HEREBY GENERALLY RELEASES AND FOREVER DISCHARGES EACH OF AGENT AND LENDER AND EACH OF THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, "RELEASED PARTIES"), FROM ANY AND ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION OF WHATEVER KIND OR CHARACTER WHICH SUCH RELEASING PARTY HAS, OR MAY HAVE IN THE FUTURE, BASED ON ANY ACTIONS, FAILURES TO ACT, OR EVENTS THAT HAVE OCCURRED PRIOR TO THE DATE HEREOF, WHICH IN ANY WAY RELATE TO OR ARE BASED UPON
(I) ANY TRANSACTIONS OF ANY KIND AMONG THE RELEASING PARTIES, ON THE ONE HAND, AND THE RELEASED PARTIES, ON THE OTHER HAND, OR (II) ANY ACTUAL OR ALLEGED NEGOTIATIONS, DISCUSSIONS, REPRESENTATIONS, WARRANTIES, PROMISES, OR OTHER UNDERTAKINGS BY RELEASED PARTIES IN CONNECTION WITH ANY OF THE FOREGOING (THE "RELEASED CLAIMS"). THIS RELEASE IS TO BE CONSTRUED AS THE BROADEST TYPE OF GENERAL RELEASE AND COVERS AND RELEASES ANY AND ALL RELEASED CLAIMS, WHETHER KNOWN OR UNKNOWN AND HOWEVER OR WHENEVER ARISING, WHETHER BY CONTRACT OR AGREEMENT, AT LAW OR UNDER ANY STATUTE (INCLUDING WITHOUT LIMITATION ANY LAW OR STATUTE PERTAINING TO NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, FRAUD, DECEPTIVE TRADE PRACTICES, NEGLIGENT MISREPRESENTATION, SECURITIES VIOLATIONS, BREACH OF FIDUCIARY DUTY, BREACH OF CONTRACT, TRADE REGULATION, REGULATION OF BUSINESS OR COMPETITION, CONSPIRACY OR RACKETEERING), OR OTHERWISE ARISING, AND EXPRESSLY INCLUDING ANY CLAIMS FOR PUNITIVE OR EXEMPLARY DAMAGES, ATTORNEYS' FEES, OR PENALTIES. TO THE EXTENT THAT ANY RELEASED CLAIMS WITH RESPECT TO RELEASED PARTIES HAVE NOT BEEN RELEASED HEREBY, EACH RELEASING PARTY HEREBY ASSIGNS SUCH RELEASED CLAIMS TO RELEASED PARTIES.

     Section 3. Release by Agent and Lender. Subject to Section 6 hereof and excluding the Assigned Interests, EACH OF AGENT AND LENDER - ON BEHALF OF ITSELF AND, TO THE EXTENT IT IS PERMITTED BY LAW OR IS OTHERWISE EXPRESSLY AUTHORIZED TO DO SO, ON BEHALF OF ALL OF ITS AFFILIATES (COLLECTIVELY, "RELEASING PARTIES") -- HEREBY GENERALLY RELEASES AND FOREVER DISCHARGES EACH

RELATED PARTY AND EACH OF ITS RESPECTIVE AFFILIATES (COLLECTIVELY, "RELEASED PARTIES"), FROM ANY AND ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION OF WHATEVER KIND OR CHARACTER WHICH SUCH RELEASING PARTY HAS, OR MAY HAVE IN THE FUTURE, BASED ON ANY ACTIONS, FAILURES TO ACT, OR EVENTS THAT HAVE OCCURRED PRIOR TO THE DATE HEREOF (OTHER THAN THE RESERVED INTERESTS), WHICH IN ANY WAY RELATE TO OR ARE BASED UPON (I) ANY TRANSACTIONS OF ANY KIND AMONG THE RELEASING PARTIES, ON THE ONE HAND, AND THE RELEASED PARTIES, ON THE OTHER HAND, OR (II) ANY ACTUAL OR ALLEGED NEGOTIATIONS, DISCUSSIONS, REPRESENTATIONS, WARRANTIES, PROMISES, OR OTHER UNDERTAKINGS BY RELEASED PARTIES IN CONNECTION WITH ANY OF THE FOREGOING (THE "RELEASED CLAIMS"). THIS RELEASE IS TO BE CONSTRUED AS THE BROADEST TYPE OF GENERAL RELEASE AND COVERS AND RELEASES ANY AND ALL RELEASED CLAIMS, WHETHER KNOWN OR UNKNOWN AND HOWEVER OR WHENEVER ARISING, WHETHER BY CONTRACT OR AGREEMENT, AT LAW OR UNDER ANY STATUTE (INCLUDING WITHOUT LIMITATION ANY LAW OR STATUTE PERTAINING TO NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, FRAUD, DECEPTIVE TRADE PRACTICES, NEGLIGENT MISREPRESENTATION, SECURITIES VIOLATIONS, BREACH OF FIDUCIARY DUTY, BREACH OF CONTRACT, TRADE REGULATION, REGULATION OF BUSINESS OR COMPETITION, CONSPIRACY OR RACKETEERING), OR OTHERWISE ARISING, AND EXPRESSLY INCLUDING ANY CLAIMS FOR PUNITIVE OR EXEMPLARY DAMAGES, ATTORNEYS' FEES, OR PENALTIES. TO THE EXTENT THAT ANY RELEASED CLAIMS WITH RESPECT TO RELEASED PARTIES HAVE NOT BEEN RELEASED HEREBY, EACH RELEASING PARTY HEREBY ASSIGNS SUCH RELEASED CLAIMS TO RELEASED PARTIES.

         Section 4. Reserved Interests. Notwithstanding anything to the contrary contained herein, each Related Party agrees to indemnify each of Agent and Lender, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against Agent or Lender growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein (including any violation or noncompliance with any Environmental Laws by any Related Party or any liabilities or duties of any Related Party or any Agent or Lender with respect to Hazardous Materials found in or released into the environment).


THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH

LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY AGENT OR LENDER,

provided only that neither Agent nor Lender shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including any Related Party) ever alleges such gross negligence or willful misconduct by either Agent or Lender, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Agent" and "Lender" shall refer not only to the Persons designated as such in the recitals hereto, but also to each member, manager, director, officer, agent, attorney, employee, representative and affiliate of such Persons. The obligations of the Related Parties to indemnify Agent and Lender pursuant to this Section 4 are collectively referred to herein as the "Reserved Interests"; provided, however, that the Reserved Interests shall not include any right of Agent or Lender to be indemnified against loss arising from the failure of the Related Parties to pay the Note or from the sale of the Note in accordance with the Agreement.

     Section 5. Representations and Warranties.

     (a) Each Related Party hereby represents and warrants to Agent and Lender that it has not assigned any Released Claim to any Person.

     (b) Each of Agent and Lender represents to each Related Party that, to its knowledge without investigation, as of the date hereof there is no pending or threatened claim with respect to which the Related Parties have an obligation to indemnify Agent or Lender pursuant to the foregoing Section 4.

     Section 6. Survival of Agreements. All representations, warranties, covenants and agreements of the Related Parties herein or in any certificate or instrument delivered in connection herewith or the Agreement shall survive the execution and delivery of this Release Agreement and the performance hereof. All statements and agreements contained in any certificate or instrument delivered by any Related Party hereunder or under the Agreement to Agent or Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Related Party under this Release Agreement and under the Agreement. EACH RELATED PARTY HEREBY ACKNOWLEDGES THAT NEITHER AGENT NOR LENDER HAS RELEASED ANY RESERVED INTERESTS AND THAT ALL SUCH RESERVED INTERESTS HAVE BEEN RETAINED BY AGENT AND LENDER.

     Section 7. Loan Document. This Release Agreement is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     SECTION 8. GOVERNING LAW. THIS RELEASE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     Section 9. Counterparts. This Release Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Release Agreement.

     IN WITNESS WHEREOF, this Release Agreement is executed as of the date first written above.

                                   ING (U.S.) CAPITAL LLC, as Agent and Lender


                                   By:
                                      -----------------------------------------
                                         Peter Y. Clinton
                                         Director

                                   UNITED STATES EXPLORATION, INC.


                                   By:
                                      -----------------------------------------
                                         Bruce D. Benson
                                         President and Chief Executive Officer

                                   PRODUCERS SERVICE INCORPORATED


                                   By:
                                      -----------------------------------------
                                         Bruce D. Benson
                                         President and Chief Executive Officer

                                    Exhibit C

                              OFFICERS' CERTIFICATE

     Reference is made to that certain Agreement dated as of April 17, 2000 (the "Agreement"), between United States Exploration ("Borrower"), Producers Service Incorporated ("Producers"), and ING (U.S.) Capital LLC, as Agent and Lender (the "Agreement"). Terms which are defined in the Agreement and which are used but not defined herein shall have the meanings given them in the Agreement. The undersigned, Bruce D. Benson and , do hereby certify that they are the duly elected, qualified, and acting President and Chief Executive Officer and Secretary, respectively, of each of Borrower and Producers, and that:

     1. Attached hereto as Exhibit A is a true, correct and complete copy of certain resolutions duly adopted by the Board of Directors of Borrower in accordance with Borrower's Articles of Incorporation and Bylaws and none of such resolutions has been rescinded, revoked, modified, or amended in any respect, and all of such resolutions are in full force and effect on the date hereof.

     2. Attached hereto as Exhibit B is a true, correct and complete copy of certain resolutions duly adopted by the Board of Directors of Producers in accordance with Producers' Articles of Incorporation and Bylaws and none of such resolutions has been rescinded, revoked, modified, or amended in any respect, and all of such resolutions are in full force and effect on the date hereof.

     3. Bruce D. Benson is the duly elected, qualified and acting President and Chief Executive Officer of each of Borrower and Producers. _______________ is the duly elected, qualified and acting Secretary of each of Borrower and Producers. Bruce D. Benson is duly authorized to execute and deliver the Agreement and the Release Agreement on behalf of each Related Party.

     4. Each Related Party has duly taken all action necessary to authorize the execution and delivery by it of the Agreement and the Release Agreement and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

     5. The execution and delivery by each Related Party of the Agreement and the Release Agreement, the performance by each Related Party of its obligations thereunder and the consummation of the transactions contemplated thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of any Related Party, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Related Party, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Related Party. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Related Party of the Agreement or the Release Agreement or to consummate the transactions contemplated thereby.

     6. When duly executed and delivered, each of the Agreement and the Release Agreement will be a legal and binding obligation of each Related Party, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.


     IN WITNESS WHEREOF, this instrument is executed by the undersigned as of May __, 2000.

                                   UNITED STATES EXPLORATION, INC.


                                   By:
                                      -----------------------------------------
                                          Bruce D. Benson
                                          President and Chief Executive Officer


                                   By:
                                      -----------------------------------------
                                          Name:
                                          Secretary


                                   PRODUCERS SERVICE
                                   INCORPORATED


                                   By:
                                      -----------------------------------------
                                         Bruce D. Benson
                                         President and Chief Executive Officer

                                   By:
                                      -----------------------------------------
                                          Name:
                                          Secretary






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